LEASE


                               BETWEEN


                 65 RUSHMORE REALTY, LLC as Landlord


                                 AND


                       DIONICS INC., as Tenant

                     Dated as of: July 27, 2005



               Premises:  65 Rushmore Street
                          Westbury, New York








                          Table of Contents

Article                                            Page

1  Premises -- Term of Lease                          1
2  Definitions                                        2
3  Rent                                               5
4  Taxes and Other Charges (Impositions)              9
5  Late Charges                                      12
6  Insurance                                         12
7  Casualties, Restoration and Use of
   Fire Insurance Proceeds                           15
8  Tenant's Right to Make Alterations                16
9  General Requirements Regarding Alterations        16
10 Assignment and Subleasing                         18
11 Mortgage                                          19
12 Repairs                                           20
13 Early Termination Of Lease                        21
14 Compliance with Legal Requirements
     And Insurance Requirements                      21
15 Fixtures and Articles of Personal Property        21
16 Discharge of Liens                                22
17 Condition and Title of the Premises               23
18 Leasehold Mortgages                               24
19 Landlord Not Liable for Injury or Damage;
     Indemnification of Landlord                     24
20 Landlord's Right of Inspection                    24
21 Landlord's Right to Perform Tenant's Covenants    25
22 Permitted Use; No Unlawful Occupancy              26
23 Defaults, Conditional Limitations, Remedies, etc. 26
24 Notices                                           29
25 Condemnation                                      30
26 Security Deposits                                 32
27 Limitation of Liability                           32
28 Excavations and Shoring                           32
29 Estoppel Certificates by Landlord and Tenant      33
30 Landlord's Consents                               33
31 Surrender at End of Term                          33
32 No Oral Agreements                                34
33 Quiet Enjoyment                                   34
34 Compliance with Covenants, Restrictions
     And Easements                                   34
35 Financial Reports                                 35
36 Intentionally Omitted                             35
37 Recording of Memorandum                           35
38 Miscellaneous                                     35
39 Broker                                            38


                                LEASE


     THIS LEASE (the "Lease") made as of the 27th day of July 2005, between 65 Rushmore Realty, LLC duly authorized to do business in the State of New York, with an office at 32-01 College Point Boulevard, Flushing, New York 11354 (hereinafter referred to as "Landlord") and Dionics, Inc. with an office at 65 Rushmore Street, Westbury, New York (hereinafter referred to as "Tenant");


                              ARTICLE 1

                      Premises - Term of Lease

     Section 1.01.

     Landlord, in consideration of the premises and of the rents hereinafter reserved and of the covenants, agreements and conditions herein contained, to be kept and performed on the part of Tenant, hereby leases to Tenant and Tenant hereby hires and leases from Landlord all that certain lot, piece or parcel of land, together with the "Building" (hereinafter defined) thereon, situate, lying and being at Westbury in the County of Nassau, and State of New York (collectively the "Premises"), known as and located at 65 Rushmore Street, together with the "Equipment" (hereinafter defined); together with Landlord's interest in all strips and gores, if any, adjoining the above described land; together with Landlord's interest, if any, in and to any vault space and land lying in the bed of any street or avenue in front of or adjoining the above described land; and together with the rights, privileges and easements appurtenant to the land subject to: (i) the terms and conditions of this Lease; and (ii) Landlord's right to mortgage its fee estate in the Premises;

     Subject, further, to the following:

     1.     Any state of facts an accurate survey would show.

     2. All "Legal Requirements" (hereinafter defined) including, without limitation, building restrictions and regulations now or hereafter in force and present and future zoning laws, ordinances, resolutions and regulations of all boards, and/or environmental bureaus, commissions, and bodies of municipal, county, state or federal sovereigns now or hereafter having or hereafter acquiring jurisdiction of the Premises and the use and improvement thereof;

     3. Presently existing rights, easements, licenses or privileges to use or maintain vaults, areas, tunnels, ramps or structures under highways, roads, streets, avenues or sidewalks on which the Premises abut, and consents or grants prior to the date of this Lease for the erection of any structures on, under or above said highways, roads, streets, avenues or sidewalks, and any grants, licenses or consents with respect to sewers, public utility lines, pipes, conduits and equipment;

     4. Violations of law, ordinances, regulations, orders or requirements, if any, whether or not of record and whether or not the same might be disclosed by an examination and inspection or search of the Premises, by any federal, state, municipal or other governmental department or authority having jurisdiction, as the same may exist on the date hereof and/or on the date of the commencement of the term of this Lease including without limitation violations of any Local Laws of the City of New York;

     5. The condition and state of repair of the Premises on the date of the commencement of the term of this Lease;

     6. All taxes, assessments, water charges, rates and rents accrued or unaccrued, fixed or not fixed, subject to apportionment;

     7. The revocable nature of any right to maintain vaults, vault spaces, basements and basement spaces, marquees or signs;

     8. Dedications, restrictions, covenants consents, easements and agreements of record;

     9. Any encroachments existing on the date of commencement of the term of this Lease;

     10. Unpaid franchise or business corporation taxes of any corporation in the chain of title shall not be an objection to title provided that Tenant's title company agrees to insure against collection out of the Premises on Tenant's policy of leasehold title insurance;

     TO  HAVE  AND  TO  HOLD the Premises, subject as aforesaid  unto
Tenant, and, subject to the provisions hereof, Tenant's successors and permitted assigns, for a term of seven (7) years commencing on the "Commencement Date" (as hereinafter defined) and expiring on the last day of the month in which occurs the seventh anniversary of the Commencement Date (unless the Commencement Date is the first of the month in which event the term shall expire on the day preceding the seventh anniversary of the Commencement Date) "Expiration Date," unless this Lease shall be sooner terminated or extensions are granted as hereinafter provided.









                              ARTICLE 2

                             Definitions

     Section 2.01.

     The terms defined in this Article shall, for all purposes in this Lease and all agreements supplemental hereto have the meanings herein specified.

     (a)  "Land"  shall mean the parcel of land described in  section
1.01.

     (b)  "Premises"  shall  mean the premises described  in  Section
1.01. hereof.

     (c) "Building" shall mean any and all improvements structures, Equipment and fixtures, of every kind and description (other than personal property of subtenants, property contractors servicing the Building, and improvements for water, gas and electricity and other similar equipment or improvements owned by any public utility company or any governmental agency body) now or at any time hereafter erected, constructed, affixed or attached to or placed in or placed upon the Land or improvements or structures thereon, or used for or adapted in any way to the use, enjoyment, occupancy and operation of the land or the improvements and structures thereon, and any and all alterations, renewals and replacements thereof, additions thereto and substitutes therefore.

     (d) "Commencement Date" shall mean July 27, 2005.

     (e) "Equipment" shall mean Landlord's interest in any machinery, apparatus, equipment, personal property and fixtures of every kind and nature whatsoever heretofore or hereafter attached to or used in connection with the operation or maintenance of the Building and shall include, but shall not be limited to, all machinery, engines, dynamos, boilers, elevators, air conditioning compressors, ducts, pipes and conduits, units and equipment, heating and hot water systems, pipes, plumbing, wiring, gas, steam, water and electrical fittings, ranges and radiators and any and all alterations, additions, improvements, restorations and replacements of any thereof attached to or used in connection with the Land or any improvement thereon.

     (f) "Unavoidable Delays" shall mean delays due to causes and conditions beyond the reasonable control of Tenant including, without limitation, force majeure, acts of God, governmental restrictions or preemption, including but not limited to inability to obtain materials, acts of the public enemy, riot, civil commotion, storms, fire, floods, earthquakes, strikes, and lockouts.

     (g) "Landlord" on the date as of which this Lease made, shall mean Landlord and its successors and/or assigns under any agreement or by statute or by operation of law in equity or otherwise, but thereafter Landlord shall mean only the holder of the Landlord's interest in the Premises at the time in question, so that if Landlord or any successor to its interest hereunder sells or transfers its interest in fee title to the Premises, then Landlord or any successor to his interest under this Lease at the time of such sale or transfer shall be and hereby is entirely freed and relieved of all agreements, covenants and obligations of Landlord hereunder from and after the time Landlord's leasehold of the Premises is conveyed, and it shall be deemed and construed without further agreement between the parties or their successors in interest between the parties and the purchaser or transferee on any sale or transfer that such purchaser or transferee has assumed and agreed to carry out any and all agreements, covenants and obligations of Landlord hereunder accruing from and after the date of such conveyance, subject, however, to the other applicable terms and conditions of this Lease. Notwithstanding the foregoing, the Landlord under the Lease at the time of such sale or transfer shall not be released by the Tenant for any claim of Tenant against Landlord which arises out of Landlord's acts or omissions during the period prior to such sale or transfer provided:
(i) a written notice of a claim is made by Tenant to Landlord by the earlier of the expiration of the statute of limitation with respect to such claim or six months after Tenant receives written notice of the transfer by Landlord; and (ii) Landlord in any proper action brought by Tenant against Landlord after such sale or transfer shall be entitled to rely upon any and all of the protections, benefits and provisions of this Lease as if Landlord had not sold or transferred its interest in this Lease.

     (h) "Tenant" shall mean Tenant as defined above and whenever this Lease and the leasehold estate hereby created shall be assigned or transferred by Tenant in the manner specifically permitted herein, then from and after such assignment or transfer, the term "Tenant" shall mean only the permitted assignee or transferee named therein and that is the owner of Tenant's interest hereunder as if such assignee or transferee has been named herein as Tenant. The foregoing-provisions shall not be construed to relieve Tenant herein named or any assignee or successor in interest of the Tenant herein named from the covenants, obligations and conditions to be paid, performed and observed by Tenant under this Lease.

     (i) "this Lease" includes all amendments and modifications hereof executed by the party against whom enforcement of the amendments or modifications is sought.

     (i) "Rental" shall mean collectively the net annual rental specified in Section 3.01 hereof and Impositions plus all other such costs, expenses, charges, payments and deposits which Tenant assumes or agrees to pay hereunder.

     (j)  "Impositions"  shall have the meaning provided  in  Section
4.01.

     (k) The terms "Leasehold Mortgage" and "Leasehold Mortgagee" shall have the meanings provided in Section 18.01.

     (l)  "Event  of  Default"  shall have the  meaning  provided  in
Section 23.01.

     (m)   "Default"  shall  mean  any  condition  or  event,   which
constitutes or would, after expiration of applicable notice, grace and/or cure or lapse of time, or both, constitute an Event of Default.

     (n) The words "herein," "hereof" and "hereunder" and words of similar import refer to this Lease as a whole and not any particular section or subdivision thereof.

     (o) "Expiration Date" shall mean July 31, 2012.

     (p) "Sublease" means any sublease, letting, written or oral, or license, concession, easement, occupancy or any other agreement to use all or any portion of the Premises.

     (q) "Subtenant" means a sublessee, subtenant or licensee of the Premises under any Sublease.

     (r) "Legal Requirements" shall mean all federal, state, county, city, municipal and other governmental and quasi-governmental statutes, laws (including without limitation all Local Laws of the City of New York), orders, regulations, ordinances, judgments, requirements, decrees and injunctions affecting all or any part of the Premises or the sidewalks, curbs or areas adjacent thereto, and all permits, licenses, authorizations and regulations relating thereto including certificate(s) of occupancy, if any, for the Premises, and all easements, covenants, restrictions and similar matters set forth in all instruments of record applicable to the Premises or the Lease which either exist as of the date hereof or are hereafter created by Tenant or consented to by Tenant in writing or required by law.

     (s) "Insurance Requirements" shall mean all requirements of any insurance policy covering or applicable to all or any part of the Premises or the use thereof required to be maintained under this Lease by Tenant, all requirements of the issuer of any such policy applicable to such policy, and any orders, rules, regulations, recommendations and other requirements of the New York Board of Fire Underwriters and/or the New York Fire Insurance Rating Organization (or any other bodies exercising the same or similar functions) applicable to affecting all or any part of the Premises.


                              ARTICLE 3

                                Rent

     Section 3.01.

          Tenant shall pay to Landlord at its office at 32-01 College Point Boulevard, Flushing, New York 11354 or such other place as shall be designated from time to time by written notice from Landlord to Tenant, a net annual rental ("Base Rent") amount of $83,286.00 payable in equal monthly installments in the amount of $6,940.50, in advance without prior notice or demand, without diminution, deduction or set-off whatsoever, on the first day of each calendar month for the period commencing on the Commencement Date through the Expiration Date. It is expressly agreed that the annual amount listed above shall be the amount due to Landlord. The monthly amount is merely listed for convenience and any discrepancy shall be ruled by the annual amount.

     For the purposes of this Article "Consumer Price Index" or the "CPI-U" shall mean the Consumer Price Index for All Urban Consumers of the United States Department of Labor's Bureau of Labor Statistics in effect for New York, Northeastern NJ All Items (2004=100) and generally published at the time the computation is to be made. "Base Index" shall be the CPI-U for the month of July 2005 and the "Current Index" shall be the CPI-U in effect for the month of July for each year of the Term. In the event the CPI-U ceases to incorporate a significant number of the items set forth in the Base Index or if a substantial change is made in the method of establishing the CPI-U, then the CPI-U shall be adjusted to the figure that would have resulted had no change occurred in the manner of computing such CPI-
U. In the event that such CPI-U (or a successor or substitute index) is not available, a reliable governmental or other nonpartisan publication evaluation shall be used in lieu of the CPI-U.

     Commencing on August 1, 2009 and on each anniversary of such date thereafter for the term of this Lease the Base Rent shall be increased in accordance with the changes in the Consumer Price Index published by the Bureau of Labor Statistics of the United States Department of Labor, as compared with the Base Index (as defined herein) calculated by applying the formula set forth below (the "Formula"); provided, however, that no increase in the Base Rent shall exceed three percent (3%) on an annual basis. The annual increase in the Base Rent set forth herein shall always be calculated upon, and added to, the Base Rent of $83,286.00 but shall not exceed three percent (3%) on an annual basis.

     Formula =Current Index minus Base Index   = percentage change in
CPI-U
                     Base Index

In the event that the rent shall have been increased pursuant to the preceding paragraph of this article and at any time subsequently such index shall be decreased, the rent shall thereafter be reduced by such amount but in no event shall such decrease exceed three percent (3%) on an annual basis. All increases or decreases shall be based on the original Base Rent and not on any revision thereof due to an increase or decrease, which may have become effective because of the provisions of this article.

     Section 3.02.

     Tenant shall pay all net annual rental, additional rent and other payments and deposits, which Tenant in any of the provisions of this Lease assumes or agrees to pay, in such United States of America coin or currency as at the time of payment shall be legal tender for the payment of public or private debts.

     Section 3.03.

     Tenant shall also pay all Impositions required to be paid by Tenant under Article 4 hereof, and all sums, costs, expenses, payments and deposits which Tenant in any of the provisions of this Lease assumes or agrees to pay and/or deposit, including without limiting the generality of the foregoing, deposits for Impositions and insurance under Article 5 hereof, and, in the event of any nonpayment of net annual rental additional rent, or any of said items, Landlord shall have (in addition to all other rights and remedies) all the rights and remedies provided for herein or by law in the case of nonpayment of rent.

     Section 3.04.

     Except as otherwise set forth in this Lease, it is the purpose and intent of Landlord and Tenant that the net annual rent and additional rent specified in Section 3.01 shall be absolutely net to Landlord, so that this Lease shall yield net to Landlord the net annual rent and additional rent specified above in this Article 3 and that all costs, fees, Impositions and expenses and obligations of every kind and nature whatsoever relating to the Premises now existing or hereafter arising during the lease term or whether beyond the contemplation of the parties, shall be paid or discharged by Tenant, and Tenant agrees to indemnify and save Landlord harmless from and against such costs, fees, charges, expenses, Impositions, reimbursements and obligations and any interest thereon.

     Notwithstanding the foregoing paragraph, except as otherwise set forth in this Lease, Tenant shall have no obligation to pay (i) any interest or principal due or to become due under any Mortgage or any costs or charges due or to become due under any Mortgage (or any other lien not including a Mortgage or encumbrance, right, estate or instrument created or suffered by Landlord after the Commencement Date and not by, through or under Tenant, or its subtenants, invitees or employees thereof consented to or requested in writing by Tenant) which may arise as the result of any act, omission, breach or default by Landlord (as the mortgagor or otherwise) unless and to the extent such costs or charges arise because Tenant has an equivalent obligation under this Lease which Tenant has failed to perform within the applicable notice, grace or cure period; (ii) the cost of Landlord's office overhead and ordinary ministerial expenses associated with the review of written materials and correspondence submitted under this Lease by Tenant to Landlord; (iii) Landlord's legal fees and expenses with respect to negotiation and preparation of this Lease, the transaction contemplated hereby or any other document, instrument or transaction negotiated prior to the date hereof relating hereto; (iv) Landlord's expenses if Landlord shall expend monies or incur obligations (including for professional fees) for a purpose of Landlord, as opposed to a purpose of Tenant, and not otherwise expressly requested by Tenant or expressly required to be reimbursed under this Lease by Tenant; and (v) except as otherwise set forth in this Lease or with respect to an Event of Default, Landlord's expenses in administering this Lease.

     Section 3.05.

     All Rental which Tenant, pursuant to any provision of this Lease, assumes or agrees to pay, shall be paid as in this Lease provided, without notice or demand (except as may be required in this Lease), and without abatement, deduction, counterclaim or set-off.






                              ARTICLE 4

                       Taxes and Other Charges
                            (Impositions)

     Section 4.01.

     Except as otherwise expressly provided to the contrary in this Article hereof, Tenant covenants and agrees to pay, as hereinafter provided, all of the following items which relate to any period of the Term of this Lease: real estate taxes as set forth in Section 4.11, special real estate taxes, personal property taxes, use taxes and the like, assessments, water charges, sewer rents, rates and charges, vault charges, excise taxes, levies, license and permit fees, charges for public utilities, fines, and all other governmental charges and any penalties, interest or costs with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time during the term of this Lease may be assessed, levied, confirmed, imposed upon, or grow or become due and payable out of or in respect of, or charged with respect to or become a lien on, the Premises, or the sidewalks or streets in front of or adjoining the Premises, or any vault, passageway or space in, over or under such sidewalk or street, or any other appurtenances of the Premises, or any personal property, equipment or other facilities used in the operation thereof, or the rent or income received therefrom, or any use or occupancy thereof, or the Rental payable hereunder or any document to which Tenant is a party creating or transferring or surrendering an interest or estate in the Premises (all such items being herein called "Impositions"); each such Imposition, or installment thereof, during the term of the Lease to be paid (subject to the provisions of Section 4.04) when due but in any event prior to the day upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof; provided, however, that if, by law, any Imposition at the option of the taxpayer be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same in such installments. Landlord agrees to use its best efforts to deliver copies of the bills received with respect to all obligations of Tenant hereunder no later than fourteen (14) days prior to the date that same would become delinquent. The failure of Landlord to comply with this requirement in no way relieves Tenant of its obligation to pay any taxes due under this Lease.

     Section 4.02.

     Nothing herein contained shall require Tenant to pay municipal, state or federal or other income (including New York State real property transfer or other capital gains taxes) profits, inheritance, estate, succession, or gift or similar taxes of Landlord, or any corporate franchise tax or a transfer tax (from a transfer of Landlord's interest in this Lease and/or the Premises) imposed upon Landlord or any successor of Landlord provided, however, that if at any time during the term of this Lease the methods of taxation prevailing on the date hereof shall be altered or changed so that in lieu of or in addition to the whole or any part of the Impositions now levied, assessed or imposed upon real estate and the improvements thereon, there shall be imposed any tax, assessment (including but not limited to any municipal, state or federal levy), imposition or charge, or any part thereof, measured by or based in whole or in part upon the Premises or Rental and imposed upon Landlord, then all such taxes, assessments, levies, impositions or charges, or the part thereof to the extent they are so measured or based, shall be deemed to be included within the term "Impositions" for the purposes hereof, to the extent that such Impositions would be payable if the Premises were the only property of Landlord subject to such Impositions and Tenant shall pay and discharge the same as herein provided in respect of the payment of Impositions.

     Section 4.03.

     Any Imposition relating to a fiscal period of the taxing authority, a part of which period is included within the term of this Lease and a part of which is included in a period of time before the Commencement Date shall (whether or not such Imposition shall be assessed, levied, confirmed, imposed upon or in respect of or become a lien upon the Premises, or shall become payable, during the term of this Lease) be paid in full by Tenant, as Tenant was the owner of the Building prior to the Commencement Date. All provisions of this paragraph 4.03 shall survive six months after the Expiration Date or the earlier termination of this Lease.

     Any Imposition relating to a fiscal period of the taxing authority, a part of which period is included within the term of this Lease and a part of which is included in a period of time after the Expiration Date shall (whether or not such Imposition shall be assessed, levied, confirmed, imposed upon or in respect of or become a lien upon the Premises, or shall become payable, during the term of this Lease) be apportioned between Landlord and Tenant as of the Expiration Date, so that Tenant shall pay that portion of such Imposition which that part of such fiscal period is included in the period of time before the Expiration Date to such fiscal period, and Landlord shall pay the remainder thereof. All provisions of this paragraph 4.03 shall survive six months after the Expiration Date or the earlier termination of this Lease.

     Section 4.04.

     Tenant shall have the right at its own expense and on notice to Landlord to contest, review or seek a reduction of the amount of or validity, in whole in part, of any Imposition or the valuation of the Premises assessed for tax purposes by appropriate proceedings including but not limited to appropriate certiorari proceedings and appeals from any judgments, decrees or orders diligently conducted in good faith before or after payment of such Imposition (which be made under protest), provided that if payment of an Imposition shall be postponed, it shall be postponed only so long as:

          (a) Neither the Premises nor any part thereof, would by reason of such postponement or deferment be, in the judgment of Landlord (which Landlord agrees shall be exercised reasonably), in danger of being forfeited or lost;

          (b) Landlord shall not be subject to criminal liability or criminal penalty therefore.

     Landlord will cooperate, at no cost to Landlord (except Landlord will pay the overhead of Landlord's office and ordinary ministerial expenses of administration, for a reasonable and ordinary amount of time), as necessary in connection with any proceedings brought by Tenant to contest or seek a reduction of any Impositions which would include, but not be limited to, executing all necessary documents to contest or seek a reduction of any Impositions.

     Section 4.05.

     Provided Tenant is not then in default, Tenant shall be authorized to collect any refund of taxes obtained during the term of this Lease and to retain the same subject to Tenant's obligation to pay to Landlord, Landlord's pro rata share thereof pursuant to
Section 4.03. In the event Tenant shall be in default and Landlord should collect any refund, then Landlord shall retain same subject to Landlord's obligation to pay to Tenant, Tenant's pro rata share thereof pursuant to the provisions of Section 4.03 hereof, provided that Tenant has cured all defaults hereunder and has paid to Landlord all amounts due under any provision hereof.

     Section 4.06.

     Landlord shall not be required to join in any proceeding referred to in Section 4.04 hereof unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by and/or in the name of Landlord or any owner of the Land, in which event Landlord shall, at Tenant's cost, join in such proceedings or permit the same to be brought in its name. Landlord shall not ultimately be subject to any liability for the payment of any costs or expenses in connection with any such proceedings (except for overhead of Landlord's office and ordinary ministerial expenses of administration, for a reasonable and ordinary amount of time), and Tenant will defend, indemnify and save harmless Landlord from any such costs and expenses.

     Section 4.07.

     Landlord agrees that whenever Landlord's cooperation is required in any of the proceedings brought by Tenant as aforesaid, and provided there exists no material Event of Default which remains uncured Landlord will reasonably cooperate therein (including executing all documents reasonably required) and will not take any action contrary to the best interests of Tenant in any of such proceedings; and Tenant shall have the sole right to agree on its behalf and Landlord's to any settlement, compromise or other disposition of any such proceeding; all of the foregoing shall not entail any cost or expense to Landlord (except for overhead of Landlord's office and ordinary ministerial expenses for administration, for a reasonable and ordinary amount of time).






     Section 4.08.

     Tenant will furnish to Landlord, within fifteen (15) days after the date when any Imposition would become delinquent (or as soon as reasonably obtainable), official receipts of the appropriate taxing authority, or other evidence satisfactory to Landlord evidencing the payment thereof.

     Section 4.09.

     Any certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of any Imposition, of nonpayment of such Imposition shall be prima facie evidence that such Imposition is due and unpaid at the time of the making or issuance of such certificate, advice or bill, at the time or date stated therein.

     Section 4.10.

          Inasmuch  as  Seller,  as  the  present  occupant  of   the
Premises, has paid all bills for the use and occupancy of the Premises, and shall continue to do so, in accordance with the terms and conditions of this Lease, there will be no adjustments as of the Commencement Date for real estate taxes, water charges, sewer rents, fuel and any other expenses which would have been adjusted between Landlord and Tenant.

     Section 4.11.

      Tenant shall pay, as additional rent, any and all real estate taxes covering the Premises.

                              ARTICLE 5

                            Late Charges

     If Tenant shall fail to pay any sum due Landlord when the same shall be due and payable, other than the interest hereinafter provided for in this Article, then Tenant shall also pay to Landlord, promptly on demand, interest upon the aforesaid sum at the rate of five percent (5%) per month calculated from the date when said unpaid sum was due and ending on the date when said sum is paid.


                              ARTICLE 6

                              Insurance

     Section 6.01.

     From the Commencement Date, and throughout the term of this Lease, Tenant shall maintain or cause to be maintained at its sole cost and expense policies of insurance as follows:

          (a) All-risk insurance for the Building as herein defined, in an amount equal to the full replacement cost thereof, including the full replacement cost of Tenant's leasehold improvements (but excluding Tenant's removable fixtures and personal property) but not less than $1,000,000.00. Property insurance must include replacement cost coverage which is defined as new construction "materials" without any deduction for depreciation. If and when Tenant shall make leasehold improvements, the foregoing minimum coverage shall be increased to $2,000,000.00. The amount of both of the foregoing minimum coverages ("base coverages") shall be increased in July 2009 and in July of each subsequent year during the term hereof by an amount equal to the percentage increase in the Consumer Price Index, as defined in
Article 3, Section 3.01, using the same Base Index and Current Index as set forth in that Section; provided, however, that if in any such year the percentage increase in the Consumer Price Index, as calculated according to the Formula set forth in Section 3.01, is less than one percent (1%), no increase in the base coverages shall be required in such year, but if in the next year or in any subsequent year the total of such percentage increases in the Consumer Price Index for such year, and for any prior year in which no increase in coverage was required, equals or exceeds one percent
(1%), then notwithstanding the foregoing, the base coverages shall be increased in such year by a percentage equal to the total of such increases.

          (b) At Tenant's option, all risk insurance in an amount equal to the full replacement cost of Tenant's removable fixtures and personal property;

          (c) Broad form boiler and machinery insurance on a comprehensive basis, inclusive, but not limited to, coverage for pressure vessels, miscellaneous electrical equipment and air conditioning equipment with such limits as from time to time may be reasonably required by the Landlord but not less than $500,000 per occurrence, with endorsement for actual replacement cost without depreciation;

          (d)  Loss of rents in the amount of $500,000;

          (e)  Commercial general liability insurance, including
contractual
liability, against claims for bodily injury, death and property damage occurring in or about or arising out of the use of the premises or any appurtenances thereto, including, but not limited to, all elevators, streets, alleys, sidewalks and vaults adjoining or appurtenant to the premises. Such insurance to be not less than $1,000,000 combined single limit for death, injury and personal property damage. In addition, Tenant shall maintain umbrella coverage in the amount of $2,000,000.

     Section 6.02.

     All policies of insurance carried pursuant to Section 6.01 shall name Landlord, its designated managers and agents, as additional insured. In addition, Tenant shall extend Tenant's liability insurance to cover Landlord as additional insured, and a certificate of such coverage shall promptly be delivered to Landlord or its agent.


     Section 6.03.

          (a) All insurance required by this Lease shall be evidenced by valid and enforceable policies issued by companies (i) licensed to do business in the State of New York and (ii) having a financial size category of not less than XV and with general policy holders rating of not less than "A" as rated by "Best's" insurance reports. Prior to the time such insurance is first required to be carried by Tenant and thereafter, at least 15 days prior to the effective date of any such policy, Tenant shall deliver to Landlord either a duplicate original of the aforesaid policies or a certificate(s) evidencing such insurance. Said certificate(s) shall contain an endorsement that such insurance may not be canceled except upon 30 days' written notice to Landlord.

          (b) All such policies shall include appropriate clauses pursuant to which the insurance companies (i) waive all right of subrogation against Tenant (or against Landlord in the case of insurance under Section 6.01(b) with respect to losses payable under such policies and (ii) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies.

     Section 6.04.

     Provided that Landlord's right of full recovery under its policy or policies aforesaid is not adversely affected or prejudiced thereby, Landlord hereby waives any and all right of recovery that it might otherwise have against Tenant, its servants, agents and employees, for loss or damage occurring to the Building and the fixtures, appurtenances and equipment therein, to the extent of the net proceeds of insurance actually received by Landlord as a result of such loss or damage, notwithstanding that such loss or damage may result from the negligence or fault of Tenant, its servants, agents or employees. Provided that Tenant's right of full recovery under its aforesaid policy or policies is not adversely affected or prejudiced thereby, Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its servants, agents and employees, for loss or damage to, Tenant's furniture, furnishings, fixtures and other property removable by Tenant under the provisions hereof to the extent of the net proceeds of insurance actually received by Tenant as a result of such loss or damage notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its servants, agents or employees.

     Section 6.05.

     Tenant shall not do, permit or suffer to be done any act or thing upon the Premises that would invalidate or be in conflict with New York standard fire and property damage insurance policies covering the Building, and fixtures, equipment and property therein, or that would increase the rate of insurance applicable to the Building to an amount higher than it otherwise would be; and Tenant shall not do nor shall Tenant permit to be done any act or thing upon the Premises that shall or might subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on within the Premises.

                              ARTICLE 7

                      Casualty, Restoration and
                   Use of Fire Insurance Proceeds

     Section 7.01.

          If the Premises or any part thereof shall be damaged by fire or other casualty Tenant shall give immediate notice thereof to Landlord and this Lease shall continue in full force and effect except as hereinafter set forth.

     Section 7.02.

          (a) If the Building shall be destroyed or damaged in whole or in part by fire or other casualty (including any casualty for which insurance was not obtained or obtainable) of any kind or nature, ordinary or extraordinary, foreseen or unforeseen, Tenant shall give to Landlord prompt notice thereof, and Tenant shall utilize insurance proceeds for such repairs, restorations, replacement and rebuilding, and shall promptly, to the extent of such insurance proceeds, repair, restore and rebuild the same (subject to Unavoidable Delays including delays in availability of insurance proceeds due to delays caused by the insurer(s)), as nearly as practicable to the condition and character of the Building existing immediately prior to such occurrence subject to Legal Requirements and subject to Tenant's right to make alterations in accordance with this Lease. The Base Rent and the additional rent payable under this Lease shall abate from the day following the casualty according to the part of the Premises that is untenantable until such repair shall be substantially completed.

          (b) Notwithstanding anything to the contrary contained herein, if the Premises are substantially damaged (for the purposes herein "substantially damaged" shall mean more that 50% of the Premises are untenantable) then, in any such event, the Tenant may elect to terminate this Lease by written notice to the Landlord. Such notice shall be given within ninety (90) days after such fire or casualty specifying a date for the expiration of the Lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the expiration date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the Expiration Date of this Lease and Tenant shall forthwith quit, surrender and vacate the Premises. Any rent owing shall be paid up to such date (subject to abatement as provided in this Article) and any payments of rent made by Tenant that were on account of any period subsequent to such date shall be returned to Tenant.

     The provisions of this Article 7 shall be considered an express agreement governing any cause of damage or destruction of the Premises by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, providing for such a contingency in the absence of an express agreement, and any other law of like import, now or hereafter in force, shall have no application in such case.


                              ARTICLE 8

                 Tenant's Right to Make Alterations

     Tenant shall have the right at any time and from time to time during the term of this Lease to make, at its sole cost and expense, changes, alternations, additions, replacements or improvements (hereinafter in this Article called an "Alteration") in or to the Premises, without prior advance notice to Landlord, provided that all Alterations shall be performed in accordance with all State, City and local Legal Requirements and Insurance Requirements, and provided further that any alteration performed within any twelve (12) month period entailing an aggregate cost in excess of $100,000 shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld; provided, however, Tenant shall furnish Landlord evidence of readily available funds and/or financing adequate to pay for such alterations, shall cause the person(s) constructing such alterations to provide payment and performance bonds in an amount equal to the total cost of such alterations, naming Landlord as an additional obligee under said bonds and shall disclose in writing to the person(s) constructing such alterations the provisions of Section 16.03.


                              ARTICLE 9

             General Requirements Regarding Alterations

     Section 9.01.

     For the purposes of this Article, repairs, restorations, rebuilding, alterations and improvements, or every kind whatsoever, including installations, excavations and demolition are called "Work."

     This Article applies to all Work that Tenant is required or permitted by this Lease to perform, or which is otherwise consented to by Landlord.

     Section 9.02.

     Whenever Tenant performs any Work, Tenant shall:

          (1) perform the Work in a good and workmanlike manner;

          (2)   perform  the  Work  in  compliance  with  all   Legal
Requirements and Insurance Requirements;

          (3) perform the Work with diligence, commencing the Work as soon as reasonably practicable and completing said Work within a reasonable time, subject to Unavoidable Delays;

          (4) pay for all costs incurred for or in connection with the Work;

          (5) retain if required by any Legal Requirement and/or if reasonably prudent, for the preparation of the plans for the Work and, also for the supervision, in accordance with such architect's standard practices as to supervision, of the said Work, a qualified architect, licensed to practice in the State of New York;

     Section 9.03.

     Prior to commencing the Work, Tenant shall comply with all of the following requirements:

          (1) Tenant shall obtain all permits, approvals and certificates required by all governmental authorities having jurisdiction, needed for the commencement and prosecution of the Work except insofar as governmental practice and procedure requires that such permits, approvals and certificates be issued in stages in which case Tenant shall obtain such permits, approvals and certificates at the designated stages;

          (2) Tenant shall obtain or cause to be obtained by its contractors, all insurance coverage required in connection with the Work, including Workmen's Compensation insurance covering all persons employed in connection with the Work, in an amount at least equal to the minimum amount of such insurance required by any Legal Requirement, which insurance shall name Landlord as an additional insured and shall be issued by a company or companies licensed or qualified in New York and in good standing to issue said insurance;

          (3) The cost of all Work shall be paid promptly by Tenant, so that the fee title to the Premises shall at all times be free from
(i) liens for labor or materials supplied or claimed to have been supplied to the Premises or Tenant, (ii) chattel mortgages, conditional sales contracts, title retention agreements, and (iii) security interests and agreements, and financing agreements and statements.

     Section 9.04.

     Upon the substantial completion of the Work or as soon as reasonably practicable thereafter, Tenant shall deliver to Landlord copies of the following:

          (i) the final governmental approvals, including any amended certificate of occupancy required in connection with the completed Work;

          (ii) the statement, from Tenant's architect, if any, to Landlord, that the Work has, insofar as the architect can reasonably determine, been completed substantially in accordance with the plans and specifications and is in compliance with law;

          (iii) releases or lien waivers, from all contractors and other persons who would otherwise be entitled to file mechanic's liens, of all claims and right to file claims for the furnishing of Work, materials, labor or services in connection with the Work;

          (iv) "as built" plans for the Work if required by any Legal
Requirement.

     Section 9.04.

       Upon  completion  of  any  alteration,  said  alteration   (or
improvement, fixture, or the like) shall immediately become the property of the Landlord.

                             ARTICLE 10

                      Assignment and Subleasing

     Section 10.01.

      Tenant shall not assign or sublet the Premises without first obtaining the written consent of the Landlord, which consent shall not be unreasonable withheld. Notwithstanding the foregoing, Tenant shall have the right to assign this Lease or sublet any portion of the Premises to an affiliate of Tenant or any other entity under the control of Tenant.

     Section 10.02.

      Landlord reserves the right to require a personal guaranty of any proposed sub-tenant or assignee as a condition of consenting to any sublet or assignment request unless said proposed sub-tenant or assignee is an affiliate of Tenant or other entity under the control of Tenant.


                             ARTICLE 11

                              Mortgages

     Section 11.01.

     This Lease and all rights of Landlord and Tenant are subject and subordinate to any Mortgages and to any and all renewals, replacements, extensions, modifications, consolidations and refinancings thereof, subject to the execution, acknowledgment and delivery to the Tenant by the Mortgagee of each such Mortgage of an agreement of such Mortgagee substantially as set forth in Section 11.02.

     Section 11.02.

     Landlord  and  Tenant  agree  that  the  execution  of  a   Non-
disturbance Agreement by the Mortgagee is a requirement to any re-financing by Landlord.

     Landlord will use its best efforts to cause any Mortgagee to enter into an agreement with Tenant, substantially as follows, and Tenant agrees to enter into such an agreement to the extent obtainable from such Mortgagee:

          1. Tenant agrees that the Lease is and shall be subordinate to the Mortgage.

          2. Mortgagee agrees that unless there shall then be an Event of Default under the Lease which remains uncured neither Tenant nor any Leasehold Mortgagee shall be named or joined as a party defendant in any action, suit or proceeding to foreclose the Mortgage or to collect the debt secured thereby nor shall Tenant's rights of possession be disturbed pursuant to such Agreement.

          3. If, at any time, Mortgagee (or any person, or such person's successors or assigns, who acquires the interest of Landlord in the Lease through foreclosure of any Mortgage or deed in lieu of foreclosure of such Mortgage or through any assignment of Landlord's interest in the Lease given as collateral for a Mortgage or the debt secured thereby) (herein sometimes called the "Successor Lessor") shall succeed to the interest of Landlord in the Lease, then at Successor Lessor's election Tenant shall attorn to and recognize such person so succeeding to Landlord's rights as Tenant's Landlord under the Lease. Upon such attornment and recognition, the Lease shall continue in full force and effect as, or as if it were, a direct lease between the Successor Lessor and Tenant upon all of the then terms, conditions and covenants of the Lease, except as set forth below, and Tenant and the Successor Lessor shall promptly execute and deliver any instrument in recordable form, that either party may reasonably request to evidence such attornment and recognition.

          4. Landlord and any Leasehold Mortgagee (or its nominee) upon becoming the Tenant under Article 18 hereof shall execute an agreement containing the terms of the paragraphs in this Section 11.02.

          5. No Successor Lessor shall be liable for any claimed default of Landlord or be deemed to have assumed obligations of Landlord with respect to the period prior to the effective date on which the Successor Lessor shall have succeeded to the interest of Landlord hereunder.

     Section 11.03.

     If, in connection with Landlord's obtaining financing or refinancing for the Premises or this Lease, a lender shall request minor modifications to this Lease as a condition to such financing or refinancing, neither Landlord nor Tenant will withhold, delay or defer its consent provided that such modifications: (i) do not diminish either party's obligations or increase the rights of Landlord or Tenant under this Lease; (ii) do not change any
substantive  provisions  of  this  Lease;  (iii)  do  not   add   any
substantive burden or obligation to Landlord or Tenant under the Lease; (iv) would not put Landlord or Tenant in default under any Leasehold Mortgage or Landlord in default under any Mortgage.



                             ARTICLE 12

                               Repairs

     Section 12.01.

     Tenant shall, at its own cost and expense, keep clean and free from dirt, snow, ice, rubbish, obstructions and encumbrances, sidewalk areas, vaults, areaways, courtyard, garden and garden fence, chutes, sidewalk hoists, railings, gutters, alleys and curbs in front of or adjacent to the Premises.

     Section 12.02.

     The Tenant shall be solely responsible for making all non-structural repairs and replacements and for all related costs and expenses necessary to keep the Building in compliance with all Legal Requirements and Insurance Requirements.

     Section 12.03.

     Landlord shall not be required to furnish any services or facilities whatsoever to the Premises, such as, but not limited to, water, steam, heat, gas, electricity, light and power. Tenant shall pay for all of said services and facilities as the charges for same become due. Tenant shall have all existing utility meters put into its name.


                             ARTICLE 13

                     EARLY TERMINATION OF LEASE

     Tenant shall have the right to terminate this Lease prior to the Expiration Date upon one hundred twenty (120) days notice to Landlord, delivered in the form and manner prescribed in Article 24 herein.


                             ARTICLE 14

               Compliance with Legal Requirements and
                       Insurance Requirements

     Section 14.01.

     Except as otherwise provided for in this Lease, Tenant shall at its own cost and expense, during the term of this Lease, promptly comply with any and all Legal Requirements and Insurance Requirements.

     Section 14.02.

     Tenant shall have the right to contest the validity of any such Legal Requirements or Insurance Requirements or the application thereof at Tenant's own expense.


                             ARTICLE 15

             Fixtures and Articles of Personal Property

     Section 15.01.

     Tenant shall keep the Premises fully and adequately equipped with all equipment, fixtures and articles of personal property (other than any such property actually or customarily furnished by Subtenants) reasonably necessary for the operation of the Premises.

     Section 15.02.

     Tenant shall expressly not have the right, power or authority to remove from the Premises, except for replacement, repairs, cleaning or other servicing, any of its, the Landlord's, or any other party's equipment, fixtures or articles of personal property without the prior written consent of Landlord. Any fixtures, Equipment and the like installed by the Tenant in replacement of that which presently exists which is not the business equipment or furnishings of Tenant, shall immediately become the property of the Landlord, it being agreed and understood that all business equipment and furnishings of Tenant, whether attached to the Premises or movable, shall remain the personal property of Tenant.

     Section 15.03.

     Tenant shall keep all Equipment and fixtures and articles of personalty in good order and repair, reasonable wear and tear excepted,  and  shall  replace the same when necessary  by  items  of similar utility. All Equipment and fixtures and articles of personalty shall upon installation forthwith become part of the Building and shall be subject to all of the provisions of this Lease, except as specifically set forth in Section 15.02 above.

     Section 15.04.

     Tenant's leasehold estate in the Building and its estate in the land shall be non-separable.






                              ARTICLE 16

                         Discharge of Liens

     Section 16.01.

     (a) Tenant shall not create or permit to be created or to remain, and shall discharge, any lien, encumbrance or charge which might be or become a lien, encumbrance or charge upon the Premises or any part thereof, other than (i) liens for Impositions so long as the same are not yet payable without the addition of any fine, penalty or interest, or (ii) liens resulting from Landlord's acts not consented to in writing or requested in writing by Tenant or wrongful omissions of Landlord after the Commencement Date.

     (b) Subject to Article 18 hereof, Tenant shall not suffer any matter or thing whereby the estate, rights and interest of Landlord in the Premises or any part thereof might be impaired.


     Section 16.02.

     If  any lien, encumbrance or charge included in paragraph (a) of
Section 16.01 or arising under Section 9.03(3) shall at any time be filed against the Premises or any part thereof, Tenant within sixty
(60) days after notice of the filing thereof, shall cause the same to be discharged of record by payment or posting of a bond. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, or has failed to diligently commence a cure if same cannot be reasonably removed within such time period, then in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all costs and expenses incurred by Landlord in connection therewith, shall constitute additional rent payable by Tenant under this Lease payable by Tenant to Landlord thirty (30) days after demand.

     Section 16.03.

     Nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of labor or materials for any specific improvement, alteration to or repair of the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against Landlord's interest in the Premises or any part thereof. Notice is hereby given that Landlord shall not be liable for any work performed or to be performed at the Premises for Tenant or any Subtenant, or any materials furnished or to be furnished at the Premises for Tenant or any Subtenant, upon credit, and that no mechanic's or other lien for such work or materials shall attach to or affect the estate or interest of Landlord in and to the Premises.

                             ARTICLE 17

                 Condition and Title of the Premises

     Tenant represents that the Premises, the title thereto, the zoning thereof, the condition thereof, and the present uses and non-uses thereof, have been examined by Tenant to Tenant's satisfaction, and Tenant accepts them in the condition or state in which they now are, AS IS. Landlord agrees to repair the roof if necessary and all other structural components of the Premises, if necessary.

                             ARTICLE 18

                         Leasehold Mortgages

     Section 18.01

     Tenant specifically has no right to mortgage Tenant's interest in this Lease under one or more leasehold mortgages ("individually a "Leasehold Mortgage" and collectively "Leasehold Mortgages") and specifically has no right assign this Lease or any part or parts thereof, as collateral security for any Leasehold Mortgages.


                             ARTICLE 19

                  Landlord Not Liable for Injury or
                 Damage; Indemnification of Landlord

     Landlord shall not in any event whatsoever be liable (except for Landlord's negligence or other tortious acts occurring after the Commencement Date or those of its agents, contractors, servants, employees or invitees and subject to the terms and conditions of
Article 6) for any injury or damage to any property or to any person happening on, in or about the Premises and its appurtenances, nor for any injury or damage to the Premises, whether belonging to Tenant or any other person, caused by any fire, breakage, leakage, defect or bad condition in any part or portion of the Premises, or from water, rain, or snow that may leak into, issue or flow from any part of the Premises from the drains, pipes, or plumbing work of the same or from any place or quarter, or due to the use, misuse or abuse of all or any of the elevators, hatches, openings, installations, stairways or hallways of any kind whatsoever which may exist or hereafter be erected or constructed on the Premises, or from any kind of injury which may arise from any other cause whatsoever on the Premises. The provisions of this Lease permitting Landlord to enter and inspect the Premises are made for the purpose of enabling Landlord to become informed as to whether Tenant is complying with the agreements, terms, covenants and conditions hereof, and to do such acts as Tenant shall fail to do, but Landlord shall have no liability or affirmative obligation to do such acts.


                             ARTICLE 20

                   Landlord's Right of Inspection

     Tenant shall permit Landlord and its agents or representatives to enter the Premises at all reasonable times upon reasonable prior written notice for the purpose of (i) inspecting the same and (ii) making any necessary repairs thereto and performing any work therein that may be necessary by reason of Tenant's failure to make any such repairs or perform any such work provided, however, that except in cases of emergency (as defined in Article 21 hereof) Landlord shall give Tenant at least thirty (30) days' written notice of the necessity of making repairs which notice shall include a description of repairs Landlord shall undertake, the location of the repairs in
or about the Building and nature and scope of the repairs.   In
making repairs, Landlord shall exercise reasonable diligence so as to minimize any interference with the Tenant's business operations and use of the Premises.


                             ARTICLE 21

           Landlord's Right to Perform Tenant's Covenants

     If Tenant shall any time fail to pay any Imposition in accordance with the provisions hereof, or to take out, pay for, maintain or deliver any of the insurance policies provided for herein, or shall fail to make any other payment or perform any other act on its part to be made or performed, then Landlord, after 15 days' written notice to Tenant (or without notice in case of an emergency) and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease, may (but shall be under no obligation to):

     (i) pay any Imposition payable by Tenant pursuant to the provisions hereof, unless Tenant is contesting same in accordance with the provisions of this Lease,

     (ii) take out, pay for and maintain any of the insurance policies provided for herein,

     (iii) make any other payment or perform any other act on Tenant's part to be made or performed as in this Lease provided, and may enter upon the Premises for the purpose and take all such action thereon as may be necessary therefore.

     All sums so paid by Landlord and all reasonable costs and expenses incurred by Landlord in connection with the performance of any such act, shall be paid by Tenant to Landlord within thirty (30) days after demand. Any payment or performance by Landlord pursuant to the foregoing provisions of this Article shall not be nor be deemed to be a waiver or release of the breach or default of Tenant with respect thereto or of Landlord's right to terminate this Lease, institute summary proceedings and/or take such other action as may be permissible hereunder in the event of breach or default by Tenant unless the Tenant cures the breach or default prior to the date on which such breach or default would be an Event of Default. Landlord shall not be limited in the proof of any damages which Landlord may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep in force insurance as aforesaid, to the amount of the insurance premium or premiums not paid or incurred by Tenant and which would have been payable upon such insurance, but Landlord shall also be entitled to recover as damages for such breach, the uninsured amount of any loss, to the extent of any deficiency in the insurance required by the provisions of this Lease, unless agreed to by Landlord, and damages, costs and expenses of suit suffered or incurred by reason of damage to, or destruction of, the Premises, occurring during any period when Tenant shall have failed or neglected to provide insurance as aforesaid. "Emergency" means a condition presenting imminent danger to (i) the health or safety of persons or (ii) damage to property.

                             ARTICLE 22

                Permitted Use; No Unlawful Occupancy

     The parties agree that the use of the Premises shall be for industrial/manufacturing or for any other legal use as permitted by the Certificate of Occupancy for the Premises, and for no other purpose, subject to the provisions of this Lease. Tenant shall not use or occupy, nor permit or suffer, the Premises or any part thereof to be used or occupied for any unlawful purpose, nor in such manner as to constitute a nuisance of any kind, nor for any purpose or in any way in violation of the then existing certificate of occupancy, if any, or of any present or future Legal Requirements or Insurance Requirements. Tenant shall promptly upon the discovery of any such unlawful or illegal use take all necessary steps, legal and equitable, to compel the discontinuance of such use.


                             ARTICLE 23

          Defaults, Conditional Limitations, Remedies, etc.

     Section 23.01.

     Each of the following events shall be an "Event of Default" hereunder:

     (a) Failure to observe or perform one or more of the terms, conditions, covenants or agreements of this Lease and the continuance of such failure for a period of fifteen (15) days after written notice by Landlord specifying such failure unless such failure requires work to be performed, acts to be done, or conditions to be removed which cannot by their nature reasonably be performed, done or removed, as the case may be, within such 15-day period (including reasonable time necessary to enforce rights against subtenants), in which case no Event of Default shall be deemed to exist so long as Tenant shall have commenced curing the same within such 15-day period and shall diligently and continuously prosecute the same to completion, subject to Unavoidable Delays;

     (b) (i) The filing of an application by Tenant for or a consent to the appointment of a receiver, trustee or liquidator of itself or of all of its assets; or

        (ii) The making by Tenant of a general assignment for the benefit of creditors; or

     (c) If this Lease or the estate of Tenant hereunder shall be transferred to or assigned to or subleased to or shall pass to or devolve upon any person or party, except in a manner herein permitted, or if any of same is attempted;

     (d) If a levy under execution or attachment shall be made against Tenant or its property and such execution or attachment shall not be vacated or removed by court order, bonding or otherwise within a period of sixty (60) days;

      Section 23.02.

     If an Event of Default shall occur, Landlord, at any time thereafter, may at its Option give written notice to Tenant stating that this Lease and the term hereby demised shall expire and terminate on the date specified in such notice, and upon the date specified in such notice, which date shall not be less than fifteen
(15) days thereafter, this Lease and the term hereby demised, and all rights of the Tenant under this Lease shall expire and terminate, as if that date were the date herein definitely fixed for the termination of the term of this Lease.

     Section 23.03.

     In the event of cancellation or termination of this Lease either by operation of law, by issuance of a dispossessory warrant, by service of notice of cancellation or termination as herein or under law provided, or otherwise, Tenant shall quit and peacefully surrender the Premises, and thereupon or at any time thereafter, Landlord without further notice may, enter upon, possess, reenter and repossess the Premises, or by summary proceedings, ejectment, statutory action, claim of right, or otherwise, and may dispossess or remove Tenant and the legal representatives of Tenant from the Premises, and may have, hold, use, occupy and enjoy the Premises, and the receipts and other benefits therefrom, and Tenant shall nevertheless remain and continue liable to Landlord as hereinafter provided.

     In case of any such reentry, expiration and/or dispossess by summary proceedings or otherwise, (except termination pursuant to Section 25.01 (i) the Rental shall become due thereupon and be paid for the period up to the time of such reentry, dispossess and/or expiration; (ii) Landlord may relet the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term, and may grant concessions or free rent; and (iii) Tenant or the legal representative of Tenant shall also pay Landlord, as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, for each month of the period which would otherwise have constituted the balance of the term, any deficiency between (x) the sum of the Rental which would have been due for such month if the term had not been terminated, and (y) the net amount, if any, of the rents collected on account of the lease or leases of the Premises for such month. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with reletting, such as court costs, reasonable attorneys' fees and disbursements, brokerage and for putting and keeping the Premises in good order or for preparing the same for reletting as hereafter provided. If Landlord shall maintain and operate the Premises there shall also be added to such deficiency, to the extent not included in Rental, the cost and expense (including capital expenditures) of operating and maintaining the Premises.

     Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord at Landlord's option may make such alterations, repairs, replacements and/or decorations in the Premises as Landlord in Landlord's sole judgment considers advisable and necessary for the purpose of reletting the Premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid.

     Section 23.04.

     No failure by either party to insist upon the strict performance of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance or payment of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term or condition. No covenant, agreement, term or condition of this Lease to be performed or complied with by either party, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by the other party. No waiver of any breach shall affect or alter this Lease, but each and every covenant, agreement, term and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

     Section 23.05.

     In the event of any breach by either party of any of the covenants, agreements, terms or conditions contained in this Lease, the other party shall be entitled to enjoin such breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though reentry, summary proceedings, and other remedies were not provided for in this Lease.

     Section 23.06.

     Each right and remedy of either party provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by either party of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by that party of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

     Section 23.07.

     Landlord or Tenant, as the case may be, shall pay to the other party all reasonable costs and expenses, including reasonable attorneys' fees, incurred by the other party in any action or proceeding to which the other party may be made a party by reason of any act or omission of Landlord or Tenant, respectively. Such party shall also pay to the other party all reasonable costs and expenses, including reasonable attorneys' fees, incurred by the other party in enforcing any of the covenants and provisions of this Lease and incurred in any action brought by the other party against such party on account of the provisions hereof, and/or any default of such party hereunder and all such costs, expenses, and attorneys' fees may be included in and form a part of any judgment entered in any proceeding brought by the other party against such party on or under this Lease. All of the sums paid or obligations incurred by Landlord or Tenant, respectively, as aforesaid with interest and costs shall be paid by the other party to Landlord or Tenant, respectively, within thirty
(30) days of the rendition by such party to the other party of any bill or statement therefore.


                             ARTICLE 24

                               Notices

          Whenever it is provided herein that notice, demand, request or other communication shall or may be given to or served upon either of the parties by the other, and whenever either of the parties shall desire to give or serve upon the other any notice, demand, request or other communication with respect hereto or the Premises, each such notice, demand, request or other communication shall be in writing and, any law or statute to the contrary notwithstanding, shall be effective for any purpose if given or served as follows:

     (a) If by Landlord, by mailing the same to Tenant by registered or certified mail, postage prepaid, return receipt requested, or by overnight carrier, addressed to (i) Tenant at the Premises; and similarly mailing, a copy to Tenant's attorney at Certilman Balin Adler & Hyman, LLP, 90 Merrick Avenue, 9th Floor, East Meadow, New York 11554, Attention: Howard M. Stein, Esq., or at such other addresses as Tenant may from time to time designate by notice given to Landlord in accordance with this notice provision.

     (b) If by Tenant to Landlord, by mailing the same by registered or certified mail, postage prepaid, return receipt requested, or by overnight carrier, addressed to (i) Landlord at 32-01 College Point Boulevard, Flushing, New York 11354; and similarly mailing, a copy to Landlord's attorney at Jamie Andrew Schreck, P.C. at 352 Seventh Avenue, 10th Floor, New York, New York 10001, or at such other addresses as Landlord may from time to time designate by notice given to Tenant in accordance with this notice provision.

     (c) Every notice, demand, request or other communication hereunder shall be deemed to have been given or served three (3) business days after the same shall be deposited in the United States mails, postage prepaid, in the manner aforesaid.

     (d) It is specifically agreed by the parties that the additional mailings to attorneys set forth above in paragraph 24(a) and (b) are solely as accommodations. The time in which service shall be calculated shall run only from the date mailings were sent either to Landlord or Tenant, and not the attorneys.


                             ARTICLE 25

                            Condemnation

     Section 25.01.

     If any time during the term of this Lease, title to the whole or materially all of the Premises shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain or by agreement between Landlord, Tenant and those authorized to exercise such right, this Lease, the term hereby granted, any extension thereof and any extension terms hereof, provided Tenant elects to terminate the Lease, then in such event, it shall terminate and expire on the date on which possession is taken and the Rental and other sum or sums of money and other charges herein reserved and provided to be paid by the Tenant shall be apportioned and paid to the date of such taking. Nothing in this section, this Article, or anywhere else in this Lease contained, however, shall be construed or deemed to vest in Tenant any ownership or title of or to the Building or improvements presently upon the Premises (or of, or, to any building or improvements which may hereafter be placed on the Premises), it being the understanding of the parties that the ownership of and title to said Building and improvements now or hereafter to be located on the Premises is in, and shall belong to, Landlord. The term "materially all of the Premises" shall be deemed to mean more than twenty-five percent (25%) of the Premises.

     Section 25.02.

     For the purpose of this Article 25, the Premises or a part thereof, as the case may be, shall be deemed to have been taken or condemned on the date on which actual possession of the Premises or a part thereof, as the case may be, is acquired by any lawful power or authority or the date on which title vests therein, whichever is earlier.

     Section 25.03.

     If less than materially all of the Premises be so taken or condemned, this Lease and the term thereof may continue upon the election to continue of the Landlord, but the net annual rent due and payable pursuant to Section 3.01 hereof shall be reduced in the same proportion that the amount of the leasable space taken bears to the total leasable space in the Premises, such reduction in rent to take effect on and as of the date of the taking. Upon said election to continue, Landlord shall proceed diligently (subject to Unavoidable Delays) to repair and restore the remaining part of the Building on the Premises not so taken so that the latter shall be a complete rentable and self-contained architectural unit in good condition and repair at Landlord's cost and expense.

     Section 25.04.

     (a) In the event of a total or material taking:

        (i) Landlord shall be entitled to claim against the condemning authority an amount equal to the value of its interest in the Lease and the Premises (including compensation for the Building or other improvements or portion thereof taken and damages if any to the parts of the Building and other improvements not so taken) (after deduction of expenses of collection therefore) as encumbered by this Lease;

        (ii) Tenant shall be entitled to make a separate claim against the condemning authority for an amount equal to the value of its interest in the Lease, its property and for moving and relocation expenses.

     (b) in the event of any such taking of less than materially all of the Premises:

        (i) Landlord shall be entitled to claim an amount equal to what Landlord would claim under subparagraph 25.04 (a) (i) above on a total or material taking multiplied by a fraction, the numerator of which shall be the amount of square foot area taken and the denominator of which shall be the amount of square foot area of the Building prior to such taking;

        (ii) Tenant shall be entitled to claim an amount equal to what Tenant would claim under subparagraph 25.04(a)(ii) above multiplied by a fraction, the numerator of which shall be the amount of square foot area taken and the denominator of which shall be the amount of square foot area of the Building prior to such taking.


                             ARTICLE 26

                          Security Deposit

     At the signing of this Lease, Tenant shall provide Landlord with a certified check in the amount of $20,821.50 representing an amount equal to three (3) months of the Lease Term. Landlord shall hold this amount as security deposit in a non-interest bearing account. Upon any and all base rent increases, Tenant shall give Landlord such additional sums as required so that at all times an amount equal to three (3) months of the Lease Term shall be held as a security deposit.


                              ARTICLE 27

                       Limitation of Liability

     Notwithstanding anything to the contrary provided in this Lease, whether express or implied, there shall be absolutely no personal liability on the part of Landlord or Tenant, their successors or assigns (under this agreement or by statute or operation of law or in equity), with respect to any of the terms, covenants and conditions of this Lease, and each party shall look solely to the interest of the other, its successors or assigns (under any agreement or by statute or operation of law or in equity or otherwise), in the Premises or the proceeds thereof for the collection of any judgment (or other judicial process) requiring the payment of money by either party in the event of any breach or default by either party of any of the terms, covenants and conditions of this Lease to be performed by either party, such exculpation of personal liability to be absolute and without any exception whatsoever, and no other property or assets of the Landlord or Tenant or their directors, officers, shareholders, partners or other principals (disclosed or undisclosed) shall be subject hereunder to levy, execution or other enforcement procedures for the satisfaction of any such judgment (or other judicial process).

                             ARTICLE 28

                       Excavations and Shoring

     If any excavation shall be made or contemplated to be made for building or other purposes upon property adjacent to the Premises, Tenant shall afford to the person or persons causing or authorized to cause such excavating the right to enter upon the Premises for the purpose of doing such work as such person or persons shall consider to be necessary to preserve any of the walls or structures thereof from injury or damage and to support the same by proper foundations. Tenant shall not, by reason of any such excavation or work, have any claim against Landlord for damages or indemnity or for suspension, diminution, abatement or reduction of rent under this Lease.

                             ARTICLE 29

                   Estoppel Certificates by Tenant

      Tenant agrees at any time and from time to time upon not less than ten (10) business days' prior written notice by Landlord to execute, acknowledge and deliver to Landlord or any other party reasonably specified by Landlord, a statement in writing in from delivered to Tenant for execution, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), setting forth the term hereof, any offsets and defenses of the Tenant and the dates to which the net rent, Impositions and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate that Tenant or Landlord is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, and whether or not, to the best knowledge of the signer of such certificate, that any event has occurred, which with the passage of time or the giving of notice, or both, would constitute such a default and, if so, specifying each such event. At Landlord's request, Tenant shall also furnish such amendments thereto and shall state in the aforesaid statement that to the best of Tenant's knowledge no rights of Landlord under the Lease have been waived and Landlord is not estopped to assert such rights (or if there have been waivers or estoppels, the specifics thereof) and shall set forth whether or not Tenant is in possession of the Premises and is paying Rental as required by the Lease.
swe
                             ARTICLE 30

                         Landlord's Consents

       It is understood and agreed that the granting of any consent by Landlord to Tenant to perform any act of Tenant requiring Landlord's consent under the terms of this Lease, or the failure on the part of Landlord to object to any such action taken by Tenant without Landlord's consent, shall not be deemed a waiver by Landlord of its rights to require such consent for any further similar act by Tenant, and Tenant hereby expressly covenants and warrants that as to all matters requiring Landlord's consent under the terms of this Lease, Tenant shall secure such consent for each and every happening of the event requiring such consent, and shall not claim any waiver on the part of Landlord of the requirement to secure such consent.


                             ARTICLE 31

                      Surrender at End of Term

     On the last day of the term hereof or upon any earlier termination of this Lease, or upon any reentry by Landlord upon the Premises pursuant to Article 23 hereof, Tenant shall well and truly surrender and deliver up to Landlord the Premises and Building and Equipment without delay and in good order, condition and repair, reasonable wear and tear and damage by casualty and condemnation excepted, free and clear of all lettings and occupancies other than subleases then terminable at the option of the Landlord thereof and free and clear of all liens and encumbrances other than those, if any, existing at the date hereof, or created by Landlord, or subsequent owners of the Premises.

     Title to all trade fixtures, furniture, equipment (other than Equipment), installed in the Premises shall be in Landlord, and, upon expiration or sooner termination of this Lease, the same shall not be removed therefrom. The provisions of this Article shall survive the termination of this Lease.







                             ARTICLE 32

                         No Oral Agreements

       This Lease and any written agreements executed contemporaneously herewith contain all the promises, agreements, conditions, inducements and understandings between Landlord and Tenant relative to the Premises and there are no prior promises, agreements, conditions, understandings, inducements, warranties or representations relative to the Premises, oral or written, expressed or implied, between them other than as herein set forth or as set forth in any written agreements executed contemporaneously herewith.


                             ARTICLE 33

                           Quiet Enjoyment

     Tenant shall peacefully and quietly enjoy the Premises free of any claim by any party arising by, through or under Landlord subject, however, to the exceptions, reservations and conditions of this Lease.


                             ARTICLE 34

               Compliance with Covenants, Restrictions
                            and Easements

     Tenant agrees that, throughout the term of this Lease, there shall be no breach of any presently existing (or hereafter arising at Tenant's request or with Tenant's acquiescence) covenant, easement or restriction affecting the Premises.


                             ARTICLE 35

                        Intentionally Omitted


                             ARTICLE 36

                        Intentionally Omitted


                             ARTICLE 37

                       Recording of Memorandum

     Landlord   and   Tenant   may,  at   either   party's   request,
simultaneously with the execution of this Lease, join in the execution of a memorandum of lease in proper form for recordation in the appropriate office or offices in the county which the Premises is situated, setting forth the existence and term of this Lease, and Landlord and Tenant will each take such further action as may be necessary to effect such recordation at the request of the other.


                             ARTICLE 38

                            Miscellaneous

     Section 38.01.

     The captions of this lease are for convenience of reference only and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

     Section 38.02.

     The table of contents preceding this Lease but under the same cover is for the purpose of convenience of reference only and is not to be deemed or construed in any way as part of this Lease, nor as supplemental thereto or amendatory thereof.

     Section 38.03.

     The use herein of the neuter pronoun in any reference to Landlord or Tenant shall be deemed to include any individual Landlord or Tenant, and the use herein of the words "successors and assigns" or "successors or assigns" of Landlord or Tenant shall be deemed to include the heirs, legal representatives and assigns of any individual Landlord or Tenant.

     Section 38.04.

     Subject to the provisions of Article 27, each person named as Tenant shall be fully liable for all of the Tenant's obligations hereunder. Any notice by the Landlord to any person named as Tenant shall have the same force and effect as though given to all persons named as Tenant.

     Section 38.05.

     This agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 38.06.

     No change to, surrender of, or waiver or estoppel regarding this Lease or any of the terms hereof shall be valid unless in writing and signed by the party against whom enforcement of the change, waiver or estoppel is sought.

     Section 38.07.

     Except as otherwise provided in this Lease, the terms hereof shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and assigns, respectively, of Landlord and Tenant. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition.

     Section 38.08.

     Intentionally Omitted.

     Section 38.09.

     Each party represents to the other that the execution hereof by the parties signing on behalf of such party has been duly authorized.

     Section 38.10.

     If any provision of this Lease, or its application to any situation shall be invalid or unenforceable to any extent, the remainder of this Lease, or the application thereof to situations other than that as to which it is invalid or unenforceable, shall be valid and enforceable to the fullest extent permitted by law unless as a result thereof, the Rental payable hereunder is reduced, in which case, Landlord shall have the right to terminate this Lease upon written notice to Tenant.

     Section 38.11.

     Each party hereby agrees that any legal action or proceeding with respect to the Lease may be brought in the courts of the State of New York in the County of Nassau, as the party commencing the action may elect. By execution and delivery of this Lease, each party accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid court. Nothing herein shall affect the right of the party commencing the action to commence legal proceedings or otherwise proceed against the other party in any other jurisdiction in which assets of the party being sued are located or to serve process in any manner permitted by applicable law. Each party further agrees that final judgment against it in any such action or proceeding shall be conclusive and, to the extent permitted by applicable law, may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment.

     Section 38.12.

     Tenant represents and warrants that Tenant is aware of the requirements established for public accommodations under the Americans with Disabilities Act of 1990 ("ADA") and Title 8 of the New York City Administrative Code ("Code") and other governmental requirements regarding accessibility of such accommodations by disabled persons. Tenant agrees to bear sole responsibility for complying with such laws, including the cost of making reasonable accommodations to insure such accessibility, and to hold Landlord harmless from and against any loss, claims, costs or expenses, including reasonable attorneys' fees, associated with Tenant's failure to comply with the ADA or the Code, so long as Landlord shall have provided its reasonable cooperation in executing such applications for government filings as may be necessary to achieve compliance. The obligations of this Section shall survive termination of this Lease.

     Section 38.13.

     Tenant covenants and agrees that neither it nor its permitted assignees, subtenants or any other permitted occupant of the Premises shall, during the term hereof, use, create or generate any material or substance in the operation of its business which constitutes or may constitute a hazardous substance under any applicable city, state or federal laws, rules, regulations or ordinances which may now be in effect or may hereafter be adopted unless Tenant shall make appropriate and lawful arrangements for the handling, containment, removal and disposition of such substances, nor shall Tenant allow any such material or substance to remain in the Premises upon expiration of this Lease or any extended term thereof. Tenant further covenants and agrees for itself and its permitted successors and assigns that it shall indemnify and hold harmless Landlord, any mortgagee of the Building of which the Premises forms a part, or any lessee of the entire Building of which the demised Premises forms a part and any successors thereof, from and against any and all claims, costs, causes of action or any other expenses of any kind or character which may be incurred by them as a result of Tenant's breach of this covenant. The provisions of this article shall survive the expiration or sooner termination of this Lease.


                             ARTICLE 39

                               Broker

     Landlord and Tenant represent to each other that they have not dealt with any broker or finder other than Michael Rescigno of Prudential Douglas Elliman Real Estate, 110 Walt Whitman Road, Suite 105, South Huntington, New York 11746 in connection with this Lease. Landlord and Tenant shall indemnify and hold each other harmless from and against any and all claims, costs and expenses (including court costs and reasonable attorneys' fees, that may be incurred by the other as a result of claims made or suits brought by any brokers, finders or consultants by reason of such party's dealings. The provisions of this Section 39 shall survive the expiration or earlier termination of this Lease.


     IN WITNESS WHEREOF, the parties have executed this agreement the date and year first above written.

                                  Landlord:
                                  65 RUSHMORE REALTY, LLC



                                  By:  /s/Robert Foschi
                                        Robert Foschi, Member



                                  Tenant:
                                  DIONICS INC.



                                  By: __/s/ Bernard Kravitz
                                        Bernard Kravitz, President